HomeTrust Bancshares, Inc.

Acquisition of

Bank of Commerce

March 2014

HomeTrust
Bancshares, Inc.

It's just better here.℠

Forward Looking Statements

This presentation may contain certain forward-looking statements. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results for the businesses of HomeTrust Bancshares, Inc. ("HomeTrust"), Bank of Commerce and/or the combined company include: expected cost savings, synergies and other financial benefits from the acquisitions of Bank of Commerce and Jefferson Bancshares, Inc. by HomeTrust ("mergers") might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; the requisite stockholder and regulatory approvals for the mergers might not be obtained; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in each company's allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in each company's market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, each company's net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in each company's market areas; decreases in the secondary market for the sale of loans; results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require an increase in the reserve for loan losses, write-down of assets, change in regulatory capital position or affect the ability to borrow funds or maintain or increase deposits, which could adversely affect liquidity and earnings; legislative or regulatory changes that adversely affect each company's business including the effect of Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel III, changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; the ability of each company to attract and retain deposits; increases in premiums for deposit insurance; management's assumptions in determining the adequacy of the allowance for loan losses; the ability to control operating costs and expenses; the use of estimates in determining fair value of certain of assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on each company's balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect each company's workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; the ability to retain key members of each company's senior management team; costs and effects of litigation, including settlements and judgments; the ability of HomeTrust to successfully integrate any assets, liabilities, customers, systems, and management personnel it may in the future acquire into its operations and its ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to each company; statements with respect to HomeTrust's intentions regarding disclosure and other changes resulting from the Jumpstart Our Business Startups Act of 2012 ("JOBS Act"); changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; and other economic, competitive, governmental, regulatory, and technological factors affecting each company's operations, pricing, products and services; and the other risks described in HomeTrust's reports filed with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

Any of the forward-looking statements made in this presentation are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions, because of the factors listed above or because of other factors that we cannot foresee. HomeTrust does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Additional Information

HomeTrust will file a registration statement on Form S-4 with the SEC in connection with its proposed acquisition of Jefferson Bancshares, Inc. ("Jefferson"). The registration statement will include a proxy statement of Jefferson that also constitutes a prospectus of HomeTrust, which will be sent to the shareholders of Jefferson. Jefferson shareholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about HomeTrust, Jefferson and the proposed HomeTrust-Jefferson transaction. When filed, this document and other documents relating to the HomeTrust-Jefferson transaction filed by HomeTrust and Jefferson can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing HomeTrust's website at www.hometrustbanking.com under the tab "Investor Relations" and then under "SEC Filings" or by accessing Jefferson's website at www.jeffersonfederal.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents, when available, can be obtained free of charge from HomeTrust upon written request to HomeTrust Bancshares, Inc., Attn: Investor Relations, 10 Woodfin Street, Asheville, North Carolina 28801 or by calling (828) 350-3049, or from Jefferson, upon written request to Jefferson Bancshares, Inc., Attn: Investor Relations, 120 Evans Avenue, Morristown, Tennessee 37814 or by calling (423) 586-8421.

HomeTrust, Jefferson and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Jefferson shareholders in connection with the HomeTrust-Jefferson transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of HomeTrust filed with the SEC by HomeTrust on October 11, 2013 and the definitive proxy statement of Jefferson filed with the SEC on October 4, 2013. These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed Jefferson transaction when it becomes available.

Key Transaction Terms

Transaction Value	• $6.25 per share • Approximately $13 million[1] of aggregate transaction value • Approximately 119% of tangible book value
Consideration	• 100% Cash • $3.15 million in TARP preferred stock redeemed at par value
Required Approvals	• Bank of Commerce shareholder's approval • Regulatory approvals
Relationship Management Team	• Retain Bank of Commerce's experienced Relationship Management team
Expected Closing	• Anticipated closing in third calendar quarter 2014

[1] Based on 1,600,000 shares outstanding and including cash paid for TARP redemption

Compelling Strategic Partnership Rationale

Strategic Rationale	• Expands HTBI's branch network into the large, high-growth Charlotte market consistent with HTBI's long-term growth strategy • Creates an institution with $2.2 billion in assets, well-positioned in key NC, SC, and TN markets • Strong community relationships with an experienced team of bankers which will facilitate future HTBI loan growth • Shared community bank culture – customer-focused and strong values
Attractive Financial Returns	• The deal meets HTBI's acquisition financial performance targets • Accretive to EPS in fiscal 2015 (excluding one-time costs) • Minor TBV dilution earned back within 3.5 years • Meaningful overhead and operating efficiencies
Controlled Risk	• Comprehensive due diligence process completed with rigorous internal and third-party loan review • Conservative credit marks and cost saving assumptions • Experienced acquirer and integrator with seven transactions since 1996 • Strong pro forma combined tangible capital ratio of 16.9%

Pro Forma Franchise


VIRGINIA
Kingsport
Johnson City
Morristown
Knoxville
Eden
Reidsville
Greensboro
Winston-Salem
Clemmons
Durham
Raleigh
Weaverville
Lexington
NORTH CARO
Clyde
Asheville
Waynesville
Arden
Forest City
Cherryville
Hendersonville
Tryon
Columbus
Shelby
Charlotte
Spartanburg
SOUTH CAROLINA
Greenville
81
19W
40
77
85
74
26

Pro Forma Highlights*	
Branches	34
Assets	$2.2 billion
Loans	$1.6 billion
Deposits	$1.7 billion
Equity	$384 million

● HTBI ● Jefferson Bancshares, Inc. (to be acquired pursuant to agreement executed on January 22, 2014) ● Bank of Commerce

Bank of Commerce (BONC)

Company Highlights	
Headquarters	Charlotte, NC
Established	2006
Branches	1
Total Assets	$129.3 million
Total Net Loans	$89.5 million
Total Deposits	$93.8 million
Tier 1 Leverage Ratio	9.68%
TCE / TA	6.52%
NPAs / Assets	1.08%

Bank of Commerce Market Highlights

Market Overview

- Single branch bank in the densely-populated, high-growth Charlotte market
- Charlotte is the largest city in North Carolina with 2.3 million people as of 2012
- 10 Fortune 500 companies are headquartered in Charlotte, including Bank of America, Lowe's, Nucor, Duke Energy and Goodrich
- Charlotte is the second largest banking center in the United States, with Bank of America's global headquarters and Wells Fargo's regional headquarters

Market Demographic Highlights

- Population of BONC markets
  - 2,302,347
- Projected Population Growth[1]
  - 7.08%
- Projected 2018 Household Income
  - $58,008
- Projected Household Income Growth[1]
  - 13.94%

[1] Projected change from 2013 - 2018
Source: SNL Financial

Financial Impact of Strategic Partnership

Merger Assumptions

- Gross credit mark of 3% or $2.7 million on Bank of Commerce
- Pre-tax merger-related costs of $2.7 million
- Expected low single-digit TBV dilution, earned back within 3.5 years
- Expected low double-digit EPS accretion in fiscal 2015 (excluding fair value accretion)
- Expected cost savings of 46%
- Deal expected to close in the third calendar quarter of 2014

Pro Forma Analysis*

Balance Sheet (As of 12/31/2013)	
Total Assets	$2.2 billion
Total Loans	$1.6 billion
Total Deposits	$1.7 billion
Total Checking	$425 million
TCE	$384 million

Capital Ratios (As of 12/31/2013)	
Tangible Capital / TA	17.0%
Tier 1 Leverage	14.1%
Tier 1 RBC	19.6%
Total RBC	20.9%

* Includes JFBI acquisition.

Loan Portfolio

HomeTrust[1]


C & I
12%
Consumer
1%
Const &
Land
7%
HELOCs
10%
Other CRE
11%
Owner-
Occupied
CRE
12%
Multifamily
2%
1-4 Family
45%

Total Loans: $1.5 billion

Bank of Commerce


Const &
Land
5%
Consumer
0%
HELOCs
11%
1-4 Family
7%
C & I
12%
Other CRE
32%
Multifamily
1%
Owner-
Occupied
CRE
32%

Total Loans: $91.0 million

Pro Forma


C & I
12%
Consumer
1%
Const &
Land
7%
HELOCs
10%
Other CRE
12%
Owner-
Occupied
CRE
13%
Multifamily
2%
1-4 Family
43%

Total Loans: $1.6 billion

[1] Pro forma including JFBI acquisition

Data as of December 31, 2013

Deposit Portfolio

HomeTrust[1]


Jumbo Time 21%
Checking 25%
Retail Time 22%
Money Market & Savings 32%

Total Deposits: $1.6 billion
Total Checking: $407.8 million

Bank of Commerce


Jumbo Time 10%
Checking 18%
Retail Time 33%
Money Market & Savings 39%

Total Deposits: $93.8 million
Total Checking: $17.1 million

Pro Forma


Jumbo Time 20%
Checking 24%
Retail Time 23%
Money Market & Savings 33%

Total Deposits: $1.7 billion
Total Checking: $424.9 million

[1] Pro forma including JFBI acquisition

Data as of December 31, 2013

Overview of HomeTrust Bancshares, Inc.
(NASDAQ: HTBI)

Overview	• Founded in 1926 • 5th largest North Carolina community bank (after acquisition of Jefferson) • In July 2012, converted from the mutual to stock form of organization
Banking Model / Culture	• Dedicated to long-term community banking model • Goal is to compete with larger banks while leveraging a strong community bank culture • Focused on building personal customer relationships and delivering on our brand promise that *"It's just better here."*
Strategic Partnership Focus	• Planning to enter logical geographic markets • Looking for strategic entry into markets positioned for further growth • *See pages 11 & 12 for more detail*

Infrastructure and Experience For Strategic Partnerships

Why is HTBI Pursuing Strategic Partnerships?	• Most significant way to build franchise and market share • Capture synergies and economies of scale • See opportunity for earnings growth with new partnerships
Strong Management Team	• Significant experience with bank acquisitions – this is our 8th combination since 1996 • Management team has a combined 251 years of banking experience; 135 of which with HomeTrust • Management's personal investments in HTBI align interests with stockholders
Strength of HTBI Franchise	• Highly capitalized – 18% total tangible book capital ratio • Net interest margin above peer group average[(1)] • Early strategic partners with HTBI acquire stock at an advantageous price (currently trading below book value)
Acquisition Criteria	• Tangible book value accretion within 3.5 years • Immediately accretive to earnings (excluding one-time merger costs) • Willing to consider reasonable transaction pricing utilizing both cash and stock • Locations in the Carolinas or contiguous states that are logical geographic markets for HTBI expansion

(1) Source: SNL Financial - Southeast Savings Banks, Thrifts, and Mutuals

Drivers for Community Banks to Consider HTBI as a Strategic Partner

Reason to Partner	• Regulatory climate • Low growth economic environment • Find a strong partner and "ride their currency" through the consolidation wave
Regulatory Compliance / Technology Risk	• Increasingly complex regulatory and technological environment to navigate • Additional costs will be required to comply with regulations and manage technology risk • Additional capital will be required to support additional costs, further reducing ROE
Economic / Banking Environment	• The "new normal" economic environment with lower growth and lower job creation • Low interest rates continue to suppress net interest margins • Lower loan growth limiting industry's options for growing bottom line • Economic uncertainty in the U.S. and abroad limiting growth, investment, and borrowing

Transaction Summary

- Transaction positions HTBI for high single-digit EPS accretion and overall increased shareholder value
- Expansion into Charlotte market with the right personnel and platform to support growth
- Ability to increase loan volume in Charlotte market with HTBI capital support
- Pro forma institution is strong and well-capitalized, and becomes an acquirer of choice in the Carolinas and Tennessee
- Significant overhead and operating efficiencies

Investor Contacts

Dana Stonestreet
Chairman, President & CEO

Tony VunCannon
Senior VP, CFO & Treasurer

10 Woodfin Street
Asheville, NC 28801
(828) 259-3939
www.hometrustbanking.com